Goodwill and Other Intangible Assets - Estimated Future Amortization Expense Related to Other Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
2016	$ 522
2017	522
2018	491
2019	488
2020	471
Thereafter	2,032
Intangible assets, Net	$ 4,526	$ 560